Execution Copy

AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT
AGREEMENT

This AMENDMENT NO. 6 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is made as of November 7, 2025, by and among SAFETY INSURANCE GROUP, INC., a Delaware corporation (the “Borrower”), the lenders who are or may become party to the Credit Agreement referred to below (collectively, the “Lenders”), and CITIZENS BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).  Capitalized terms used and not defined in this Agreement shall have the meanings ascribed thereto in the Credit Agreement referred to below.

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of August 14, 2008, among the Borrower, the Administrative Agent and the Lenders (as amended, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested, pursuant to Section 2.10 of the Credit Agreement, an increase in the Total Commitment in an amount of $20,000,000 (the “Increased Commitment”);

WHEREAS, each Lender with a Commitment has agreed to provide its pro rata portion of the Increased Commitment to the Borrower; and

WHEREAS, the Borrower, the Lenders, and the Administrative Agent desire to amend the Credit Agreement as set forth herein (Credit Agreement, as amended hereby, the “Amended Credit Agreement”) ;

NOW THEREFORE, the parties hereto hereby agree as follows:

1.Amendments to Credit Agreement.
a)	Composite Credit Agreement. On the Sixth Amendment Effective Date, the Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-under lined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex A hereto.
b)	Exhibits and Schedules to Credit Agreement. On the Sixth Amendment Effective Date, (1) Exhibit A to the Credit Agreement (form of Amended and Restated Note) is hereby deleted in its entirety and a new Exhibit A is substituted in its stead as attached hereto as Annex B and (2) Schedule 1 to the Credit Agreement (Lenders and Commitments) is hereby deleted in its entirety and a new Schedule 1 is substituted in its stead as attached hereto in Annex A.
2.Continued Validity of Security Documents.  The Security Documents shall remain in full force and effect, and each of the Borrower and the Subsidiary Guarantors listed as signatories hereto reaffirms the continued validity and enforceability of the Security Documents.

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3.Reaffirmation of Guaranty.  Each of the Subsidiary Guarantors hereby expressly reaffirms its unconditional joint and several guaranty of the Obligations (other than, with respect to any Subsidiary Guarantor, the Excluded Swap Obligations) pursuant to the Subsidiary Guaranty and acknowledges and agrees that it continues to be subject to and bound by the Subsidiary Guaranty in all respects.
4.Conditions to Effectiveness.  The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (such date that each of the following conditions shall have been satisfied (or waived by the Administrative Agent) being referred to herein as the “Sixth Amendment Effective Date”):
a)	Execution of this Agreement. The execution and delivery of this Agreement by the Borrower, Subsidiary Guarantors, Lenders and Administrative Agent.
b)	Other Documents. The Borrower shall deliver to the Administrative Agent (1) a certificate dated as of the Increase Effective Date (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to the Commitment Increase, and (ii) certifying that, before and after giving effect to such Commitment Increase, (A) the representations and warranties contained in Article VI of the Amended Credit Agreement and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in §6.4.2 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of §7.4, and (B) no Default exists, and (2) a Note in the principal amount of $50,000,000.
c)	Fee Letter. The Administrative Agent shall have received that certain Fee Letter, dated as of the Sixth Amendment Effective Date, between the Administrative Agent and the Borrower (the “Amendment No. 6 Fee Letter”).
d)	Payment of Other Fees and Expenses. All costs, fees, expenses (including, without limitation, reasonable, documented, out-of-pocket legal fees and expenses of consultants and other advisors) and other compensation due and payable to the Administrative Agent and the applicable Lenders, pursuant to this Agreement, the Amendment No. 6 Fee Letter or the other Loan Documents, shall have been paid (or shall concurrently be paid).
5.Representations and Warranties.  Each of the Borrower and each Subsidiary Guarantor represents and warrants that all the representations as set forth in each of the Loan Documents are true and correct in all material respects on and as of the date hereof.  All such representations and warranties are hereby ratified, affirmed and incorporated herein by reference, with the same force and effect as though set forth herein in their entirety.  Each of the Borrower and the Subsidiary Guarantors further represents and warrants as follows:

a)	the execution, delivery and performance by the Borrower and each Subsidiary Guarantor of this Agreement have been duly authorized by all necessary corporate action;
b)	the Borrower and each Subsidiary Guarantor has the power and authority to execute, deliver and perform its obligations under this Agreement and the Credit Agreement, as amended hereby; and
c)	this Agreement constitutes the legal, valid and binding obligations of the Borrower and each Subsidiary Guarantor enforceable against the Borrower and such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.
6.[Reserved].
7.Post-Closing Matters.  Notwithstanding anything to the contrary contained in this Agreement, the Credit Agreement or the other Loan Documents, the parties hereto acknowledge and agree that the Borrower shall deliver to the Administrative Agent prior to November 14, 2025 (or such later date as the Administrative Agent may agree in its sole discretion):
a)	a favorable legal opinions addressed to the Lenders and the Administrative Agent, in form and substance reasonably satisfactory to the Lenders and the Administrative Agent, from DLA Piper LLP (US), counsel to the Borrower and the Subsidiary Guarantors;
b)	the Confirmation Agreement, duly executed by the Borrower and Subsidiary Guarantors;
c)	an incumbency certificate from the Borrower and each of the Subsidiary Guarantors, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower and each such Subsidiary Guarantor, each of the Loan Documents to which the Borrower or such Subsidiary Guarantor is or is to become a party; (b) in the case of the Borrower, to make Loan Requests and Conversion Requests; and (c) to give notices and to take other action on its behalf under the Loan Documents;
d)	evidence that all corporate (or other) action necessary for the valid execution, delivery and performance by the Borrower and each of the Subsidiary Guarantors of this Agreement, the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, reasonably satisfactory to the Lenders; and
e)	copies, certified by a duly authorized officer of the Borrower to be true and complete, of the Governing Documents for each of the Borrower and each of the Subsidiary Guarantors as in effect on such date of certification.

8.Scope of this Agreement.  Except as specifically provided in this Agreement, all of the terms and provisions of the Credit Agreement and the other Loan Documents are unaffected hereby and shall remain and continue in full force and effect.
9.Governing Law.  This Agreement shall be a contract to be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without regard to principles of conflicts of laws) and shall take effect as an instrument under seal.
10.No Waiver.  Nothing contained herein shall constitute a waiver of, impair of otherwise affect any Obligations, any other obligation of the Borrower, or any right of the Administrative Agent or any Lender consequent thereon.
11.Miscellaneous.  The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.  This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument.  In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first above written.

BORROWER:

SAFETY INSURANCE GROUP, INC.,

By:	/s/ Chirstopher T. Whitford

Name: Christopher T. Whitford

Title: Vice President, Secretary and Chief Financial Officer

[Safety Insurance – Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

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SUBSIDIARY GUARANTORS:

SAFETY MANAGEMENT CORPORATION

By:	/s/ Chirstopher T. Whitford

Name: Christopher T. Whitford

Title: Vice President, Secretary and Chief Financial Officer

Acknowledged and Agreed:

SAFETY NORTHEAST INSURANCE AGENCY, INC. (formerly known as Safety Asset Management Corporation)

By:	/s/ Chirstopher T. Whitford

Name: Christopher T. Whitford

Title: Vice President, Secretary and Chief Financial Officer

[Safety Insurance – Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

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LENDER AND ADMINISTRATIVE AGENT:

CITIZENS BANK, N.A., as Lender and as Administrative Agent

By:	/s/ Donald A. Wright

Name:Donald A. Wright

Title:Senior Vice President

[Safety Insurance – Signature Page to Amendment No. 6 to Amended and Restated Credit Agreement]

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